SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2008

SECURE RUNWAY SYSTEMS CORP.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	000-52638	20-44412118
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

(Address of principal executive offices) (Zip Code)

905-369-0116

Registrant's telephone number, including area code

PHOTOMATICA, INC.

1881 Yonge Street, Toronto, Ontario, Canada M4S 3C4

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

Effective December 1, 2008, Secure Runway Systems Inc. has moved operations from 1881 Yonge St. Toronto, Ontario, Canada M4S 3C4. The company headquarters is now located at 2283 Argentia Rd. Unit 10, Mississauga, Ontario, Canada L5N 5Z2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secure Runway Systems Corp.

Dated: December 03, 2008
/s/ Hilary Vieira
Hilary Vieira, CEO & President